-----------------------------------------
                                      THE
                    -----------------------------------------
                                     R.O.C.
                    -----------------------------------------
                                  TAIWAN FUND
                    -----------------------------------------


                                Quarterly Report
                                 June 30, 1998

--------------------------------------------------------------------------------
Dear Stockholders
--------------------------------------------------------------------------------

The 15.1% decline in local currency terms of the net asset value (NAV) per share of The R.O.C.Taiwan Fund in the second quarter was less than the 17.0% fall in the Taiwan Stock Exchange Index (TAIEX). When measured in U.S. dollars, the Fund's NAV declined 19.4% as a result of the New Taiwan dollar's 5.4% depreciation against the U.S. unit during the period.

After boosting the market in the first few months of the year, the stocks of technology companies led the downward trend in the second quarter. The period opened with an initial ruling by the U.S. government that could subject several Taiwan semiconductor makers to punitive antidumping tariffs. Then came warnings from some technology companies of reduced growth resulting from weaker demand and price cuts. Such warnings were buttressed by monthly reports of falling revenue, followed in June with cuts in annual earnings forecasts by several technology companies. For the whole quarter, Taiwan's technology index--comprising stocks which make up more than a quarter of market capitalization--declined 28%

The market also continued to be unsettled by economic and political problems in the region. The growing social unrest in Indonesia that led to the resignation of President Suharto shook the market in May. For the rest of the quarter, the fall in value of the Japanese yen weighed on investors as they watched the local currency drop to an 11-year low against the U.S. dollar, raising concern of possible interest rate hikes and a sell-off by foreign institutional investors.

In addition, worries increased that Taiwan would be affected by the financial turmoil troubling the region since mid-1997. To be sure, the structural problems of many other East Asian countries are largely absent in the case of Taiwan, which enjoyed economic growth of 6.8% in 1997 and 5.9% in the first quarter of 1998. But as one country after another has slipped into recession, it became clear that any recovery in these economies would not come until next year at the earliest.

The major effect of these developments on Taiwan has been the weakening regional demand for its products. As a result, Taiwan's exports--which are the equivalent of about 40% of gross national product--fell 8% in the second quarter and 7% in the first six months. The second quarter drop was deeper than the official projection of a 5% decline, indicating that the economy most likely did not reach the government's forecast growth of 5.8%.

Given the weakening economies all around it, Taiwan's own growth will suffer as well. Even though private investment remains strong and consumer spending fairly robust, exports are now forecast to decline this year for the first time since 1982. Economic growth for the year should be within a range of 5.0-5.5%--quite respectable in comparison with recessionary conditions in the region. The government is attempting to boost growth to the upper end of this range by facilitating and quickening the pace of large-scale investment projects in the private and public sectors. And, once major currencies in the region stabilize, the central bank can be expected to lower interest rates to boost the economy.

The Fund started to reduce holdings in technology stocks toward the end of the first quarter. Most important, our underweighting in semiconductor stocks proved correct, given the sharp fall in share prices of these companies, and was the main reason the Fund outperformed the market in local currency terms during the second quarter. Furthermore, we believe such stocks have still not reached a bottom. For this reason, along with the impact of the Asian financial turmoil on Taiwan's economy, the market could be rather bumpy in the near term. Our investment focus will be on small-cap stocks in view of expectations of lower liquidity. Also targeted are those companies with strong markets in the U.S. and Europe, where Taiwan's exports continue to show positive growth and its currency depreciation has further enhanced competitiveness. In addition, we will look for buying opportunities in mid- and down-stream technology companies such as notebook computer makers, which should enjoy a big business pick-up during the peak season in the fourth quarter.

We are grateful for your continuing support and look forward to discussing our market outlook and portfolio strategy with you in future reports.

                                   Respectfully submitted,

                                   /s/ Daniel Chiang
                                   --------------------------
                                   Daniel Chiang
                                   President
                                   July 31, 1998

--------------------------------------------------------------------------------
Portfolio Highlights
June 30, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Key Statistics
--------------------------------------------------------------------------------
Change in N.A.V. ($10.42 t0 $8.40)                                       $(2.02)
--------------------------------------------------------------------------------
Total Net Assets                                                  $274.7 Million
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Holdings
--------------------------------------------------------------------------------
                                                                     Percent of
Company                                                              Net Assets
-------                                                              ----------
China Motor Corp.                                                       5.26%
Yulon Motor Co.                                                         4.45
Compal Electronics Inc.                                                 4.11
Delta Electronics Inc.                                                  3.27
China Development Corp.                                                 3.04
Chuntex Electronic Co., Ltd.                                            2.96
Delpha Construction Co., Ltd.                                           2.93
Phoenixtec Power Co.                                                    2.73
Cathay Life Insurance Co., Ltd.                                         2.46
Hung Sheng Construction Ltd.                                            2.08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Security Classification
--------------------------------------------------------------------------------

                                                                          Value
Percent of Net Assets                                                     (000)
---------------------                                                     ------
Common Stocks                                              86.10%       $236,553
Short-Term Investments                                     12.78          35,108
                                                          ------        --------
Total Investments                                          98.88         271,661
Other Assets Less
     Liabilities                                            1.12           3,075
--------------------------------------------------------------------------------
Net Assets                                                100.00%       $274,736
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Industry Diversification
--------------------------------------------------------------------------------

                                                                     Percent of
Ten Largets Sectors                                                  Net Assets
-------------------                                                  ----------
Computers & Office Equipment                                            14.71%
Automobile                                                              11.74
Electronics                                                              9.97
Electrical & Machinery                                                   7.98
Banking                                                                  6.50
Construction                                                             5.70
Textiles                                                                 5.42
Plastics                                                                 3.96
Other Financials                                                         3.92
Semiconductors                                                           2.41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF INVESTMENTS
The R.O.C. Taiwan Fund / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 86.10%                                  % of      Market Value
Automobile -- 11.74%                                  Net Assets  (U.S. Dollars)
--------------------------------------------------------------------------------
   5,801,500shs.   *China Motor Corp. ................   5.26       $ 14,440,364
   8,826,400        Yulon Motor Co., Ltd. ............   4.45         12,236,533
   3,300,000       *Chinese Automobile Co., Ltd. .....   2.03          5,587,393
                                                                    ------------
                                                                      32,264,290
Banking -- 6.50%
--------------------------------------------------------------------------------
   3,635,000       *China Development Corp. ..........   3.05          8,363,940
   2,340,280       *Hua Nan Commercial Bank ..........   1.58          4,334,981
   2,016,382       *The First Commercial Bank ........   1.35          3,705,834
   2,520,000       *Chung Shing Bank .................   0.37          1,028,393
   1,026,000       *Far Eastern Int'l Bank ...........   0.15            415,733
                                                                    ------------
                                                                      17,848,881
Other Financials -- 3.92%
--------------------------------------------------------------------------------
   2,221,902        Cathay Life Insurance Co., Ltd. ..   2.46          6,752,329
   3,840,480       *Polaris Securities Co., Ltd. .....   1.46          4,023,773
                                                                    ------------
                                                                      10,776,102
Chemical -- 1.93%
--------------------------------------------------------------------------------
   2,220,000       *Ho Tung Chemical Corp. ...........   0.92          2,518,711
   1,298,700       *Eternal Chemical Co., Ltd. .......   0.71          1,954,572
     846,000       *Maywufa Co., Ltd. ................   0.27            759,052
      67,000       *Everlight Chemical Industrial Corp.  0.03             81,833
                                                                    ------------
                                                                       5,314,168
Computers & Office Equipment -- 14.71%
--------------------------------------------------------------------------------
   4,213,000       *Compal Electronics Inc. ..........   4.11         11,279,051
   2,700,000       *Delta Electronics Inc. ...........   3.28          8,986,715
   6,360,000       *Chuntex Electronic Co., Ltd. .....   2.97          8,136,147
   1,498,285       *Inventec Corporation .............   1.73          4,726,725
   1,991,888       *Primax Electronics Ltd. ..........   1.41          3,862,594
   1,250,000       *Kinpo Electronics Inc. ...........   0.71          1,971,723
     710,000       *Mitac International Corp. ........   0.50          1,376,805
                                                                    ------------
                                                                      40,339,760
Construction -- 5.70%
--------------------------------------------------------------------------------
   6,177,000       *Delpha Construction Co., Ltd. ....   2.93          8,045,064
   4,239,156       *Hung Sheng Construction Ltd. .....   2.08          5,705,211
   1,000,350       *Chief Construction Corp. .........   0.41          1,129,161
     847,200        Abtron Group Co., Ltd. ...........   0.28            784,649
                                                                    ------------
                                                                      15,664,085

See accompanying notes to financial statements and accountants' review report.

The R.O.C. Taiwan Fund

                                                         % of      Market Value
Electrical & Machinery -- 7.98%                       Net Assets  (U.S. Dollars)
--------------------------------------------------------------------------------
   3,200,400shs.   *Phoenixtec Power Co., Ltd. .......   2.74       $  7,502,891
   1,778,949       *Victor Machinery Works Co., Ltd. .   1.50          4,093,266
   1,376,000       *Lee Chi Enterprise Co., Ltd. .....   1.37          3,763,480
   1,100,000       *Rexon Industrial Corp., Ltd. .....   1.00          2,753,900
     844,800        Fu Sheng Industrial Co., Ltd. ....   0.89          2,457,307
     658,000       *GFC., Ltd. .......................   0.32            877,943
     151,950       *TYC Brother Industrial Co., Ltd. .   0.16            461,774
                                                                    ------------
                                                                      21,910,561
Electronics -- 9.97%
--------------------------------------------------------------------------------
   1,120,000       *Hon Hai Precision
                      Industry Co., Ltd. .............   2.06          5,640,358
   3,100,000       *Yageo Corp. ......................   1.87          5,114,179
     435,000       *Asustek Computer Inc. ............   1.28          3,537,814
   1,600,000       *Universal Scientific
                      Industrial Corp. ...............   1.16          3,195,277
   1,215,000       *Opto Tech Corp. ..................   0.99          2,725,319
     605,000    `  *Synnex Technology
                      International Corp. ............   0.94          2,600,287
   1,200,000        Taiwan Liteon Electronic Co., Ltd.   0.87          2,396,457
     248,000       *Enlight Corp. ....................   0.33            918,758
     988,000       *Dialer & Business
                      Electronics Co., Ltd. ..........   0.30            843,565
     400,000       *Silicon Integrated Systems Corp. .   0.17            490,869
                                                                    ------------
                                                                      27,462,883
Food -- 1.05%
--------------------------------------------------------------------------------
   1,531,200       *Taiwan Tea Corporation ...........   1.05          2,880,611
                                                                    ------------

Glass -- 0.66%
--------------------------------------------------------------------------------
   1,663,500        Taiwan Glass Ind. Corporation ....   0.66          1,805,483
                                                                    ------------

Paper -- 1.92%
--------------------------------------------------------------------------------
   1,598,000       *Shihlin Paper Corp. ..............   1.92          5,272,554
                                                                    ------------

Plastics -- 3.96%
--------------------------------------------------------------------------------
   4,050,240       *Nan Ya Plastics Corporation ......   1.99          5,462,684
   3,972,473       *Formosa Plastics Corporation .....   1.97          5,403,787
                                                                    ------------
                                                                      10,866,471
Semiconductors -- 2.41%
--------------------------------------------------------------------------------
   1,704,500       *Taiwan Semiconductor
                      Manufacturing Co., Ltd. ........   1.28          3,502,634
   1,528,640       *Siliconware Precision
                      Industries Co., Ltd. ...........   0.80          2,207,726
   1,000,000       *Macronix International Co., Ltd. .   0.33            908,801
                                                                    ------------
                                                                       6,619,161

See accompanying notes to financial statements and accountants' review report.

Schedule of Investments (Cont'd.)

                                                          % of     Market Value
Steel & Other Metals -- 1.54%                          Net Assets (U.S. Dollars)
--------------------------------------------------------------------------------
   5,000,000shs.   *Kuei Hung Industrial Co., Ltd. ...   1.54       $  4,240,109
                                                                    ------------

Textiles -- 5.41%
--------------------------------------------------------------------------------
   5,420,000       *Yi Jinn Industrial Co., Ltd. .....   1.99          5,443,374
   5,488,113        Far Eastern Textile Ltd. .........   1.54          4,225,169
   2,375,000       *Kwong Fong Industries Corporation    0.74          2,027,799
     989,000       *Taih Yung Enterprise Co., Ltd. ...   0.67          1,860,583
   1,200,000       *Ruentex Industries Ltd. ..........   0.35            969,002
     507,000       *Chung Fu Textile Corp. ...........   0.12            350,708
                                                                    ------------
                                                                      14,876,635
Transportation -- 1.12%
--------------------------------------------------------------------------------
     936,000       *Far Eastern Air Transport Corp. ..   0.44          1,210,940
   1,500,550       *Yang Ming Marine Transport Corp. .   0.34            933,745
   1,000,000       *Far Eastern Silo Shipping Corp. ..   0.34            926,167
         392       *Evergreen Marine Corp. (Taiwan) Ltd. 0.00                301
                                                                    ------------
                                                                       3,071,153
Others -- 5.58%
--------------------------------------------------------------------------------
   3,100,000       *CTCI Corporation .................   2.05          5,607,652
   1,350,000       *Taiwan Sakura Corp. ..............   1.05          2,891,378
   1,028,927       *Pou Chen Corp. ...................   0.98          2,695,085
     808,000       *Taiwan Secom Co., Ltd. ...........   0.91          2,525,658
   1,000,000        Giant Manufacturing Co., Ltd. ....   0.59          1,620,792
                                                                    ------------
                                                                      15,340,565

TOTAL COMMON STOCKS (COST $234,570,502) ..............              $236,553,472
                                                                    ------------

* These stocks did not pay a cash dividend during the six months ended June 30, 1998.

See accompanying notes to financial statements and accountants' review report.

The R.O.C. Taiwan Fund

SHORT-TERM INVESTMENTS -- 12.78%                          % of     Market Value
Bankers' Acceptances -- 0.89%                         Net Asset   (U.S. Dollars)
--------------------------------------------------------------------------------

   Principal
    Amount          Accepting Bank (Issuer)
   ---------        -----------------------
$    868,282        Standard Foods Taiwan Limited
                      (International Bank of
                      Taipei), 6.75%, Due 07/02/98 ...    0.32      $    868,122
     144,714        Ou Keh Telecommunications Inc.
                      (Citibank, N.A.),
                      7.65%, Due 07/09/98 ............    0.05           144,473
   1,447,136        Furtune Motors Co., Ltd.
                      (Int'l Nederlanden Bank N.V.),
                      7.65%, Due 07/14/98 ............    0.52         1,443,232
                                                                    ------------
                                                                       2,455,827
Commercial Paper -- 11.89%
--------------------------------------------------------------------------------
   Principal
    Amount          Issuer (Guarantor)
    ------          ------------------
$  5,788,544        Tai Yu Products Corp.
                      (ChinFon Commercial Bank),
                      6.70%, Due 07/02/98 ............    2.12       $ 5,787,484
     868,282        A.G.V. Products Corp. (International
                      Bills Finance Company), 6.70%,
                      Due 07/02/98 ...................    0.32           868,123
     289,427        Tu Jun Fu Company (International
                      Bills Finance Company), 6.70%,
                      Due 07/02/98 ...................    0.11           289,374
   1,447,136        Pacific Securities Co., Ltd.
                      (China Development Co.),
                      6.70%, Due 07/03/98 ............    0.53         1,446,606
   1,447,136        Pacific Securities Co., Ltd.
                      (China Development Co.),
                      6.70%, Due 07/03/98 ............    0.53         1,446,606
   1,447,136        Pacific Securities Co., Ltd.
                      (China Development Co.),
                      6.70%, Due 07/03/98 ............    0.53         1,446,607
   1,447,136        Pacific Construction Corp., Ltd.
                      (Chiao Tung Bank),
                      7.20%, Due 07/03/98 ............    0.53         1,446,568
   2,894,272        Core Pacific Securities Co., Ltd.
                      (Taishin Int'l Bank),
                      6.80%, Due 07/03/98 ............    1.05         2,893,196
   1,447,136        Fortune Investment Co., Ltd.
                      (Union Commercial Bank),
                      6.70%, Due 07/03/98 ............    0.53         1,446,607
   1,447,136        Fortune Investment Co., Ltd.
                      (Union Commercial Bank),
                      6.75%, Due 07/03/98 ............    0.53         1,446,604
   1,736,563        Evergreen Heavy Ind. Corp.
                      (E. Sun Bills Finance Corp.),
                      6.80%, Due 07/03/98 ............    0.63         1,735,920
     578,854        Shih Hsiang Ent.
                      (Dah Chung Bills Finance Corp.),
                      6.70%, Due 07/03/98 ............    0.21           578,643
     868,282        Kuang Wei Investment Co.
                      (Entie Commercial Bank),
                      6.85%, Due 07/06/98 ............    0.32           867,470
   1,447,136        Yi Wang Construction Co.
                      (China United Trust
                      Investment), 6.70%, Due 07/06/98    0.52         1,445,813
   1,447,136        Yi Wang Construction Co.
                      (China United Trust
                      Investment), 6.70%, Due 07/06/98    0.52         1,445,813

See accompanying notes to financial statements and accountants' review report.

Schedule of Investments (Cont'd.)

                                                         % of      Market Value
Commercial Paper -- 11.89%                            Net Assets  (U.S. Dollars)
--------------------------------------------------------------------------------
   Principal
    Amount          Issuer (Guarantor)
    ------          ------------------
$    289,427        Printed Wire Corp.
                      (Dah Chung Bills Finance Corp.),
                      6.75%, Due 07/06/98 ............    0.10      $    289,161
     868,282        Hooly Fiber Industry Corp.
                      (Cosmos Bank),
                      6.70%, Due 07/07/98 ............    0.32           867,327
   1,157,709        Lei Chu Enterprise Co., Ltd.
                      (Overseas Business Bank),
                      6.70%, Due 07/07/98 ............    0.42         1,156,445
     115,771        Hsiang Wei Investment Co.
                      (E. Sun Bills Finance Corp.),
                      7.65%, Due 07/08/98 ............    0.04           115,603
   1,447,136        Ou Keh Szu Company
                      (Dah Chung Bills Finance Corp.),
                      6.70%, Due 07/08/98                 0.52         1,445,284
     289,427        Fuh Hwa Securities Finance Co., Ltd.
                      (Fuh Hwa Securities
                      Finance Co.), 7.65%, Due 07/10/98   0.11           288,885
   1,447,136        Yuan Chi Tung Hsing Investment Co.
                      (International Bills Finance
                      Company), 7.65%, Due 07/10/98 ..    0.52         1,444,414
     144,714        Liang Jing Co., Ltd.
                      (Chinatrust Commercial Bank),
                      6.85%, Due 07/13/98 ............    0.05           144,390
     868,282        Yuan Ting Investment Co.
                      (International Bills Finance
                      Company), 7.65%, Due 07/14/98 ..    0.31           865,924
   1,447,136        Taiwan International Securities Corp.
                      (Asia Pacific Bank),
                      7.65%, Due 07/15/98 ............    0.52         1,442,905
                                                                   -------------
                                                                      32,651,772

TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $35,107,599)             35,107,599
                                                                   -------------
TOTAL INVESTMENTS IN SECURITIES (COST $269,678,101)      98.88       271,661,071
OTHER ASSETS (NET OF LIABILITIES)                         1.12         3,074,746
                                                        ------     -------------
NET ASSETS                                              100.00     $ 274,735,817
                                                        ======     =============

See accompanying notes to financial statements and accountants' review report.

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
The R.O.C. Taiwan Fund / June 30, 1998  (Expressed in US Dollars)  (Unaudited)
--------------------------------------------------------------------------------

Assets
Investments in securities at market value (Notes 3 and 6):
    Common stocks (cost -- $234,570,502) .....................    $ 236,553,472
    Short-term investments (amortized cost-- $35,107,599) ....       35,107,599
                                                                  -------------
        Total investments in securities at market value
          (cost -- $269,678,101) .............................      271,661,071
Cash .........................................................        4,527,846
Receivable from sale of investments ..........................        1,615,379
Dividends and interest receivable ............................          322,957
Prepaid expense ..............................................           64,272
                                                                  -------------
        Total assets .........................................      278,191,525
                                                                  -------------
Liabilities
Payable for securities purchased .............................        2,457,039
Management fee payable (Note 4) ..............................          297,232
Custodian fees payable (Note 5) ..............................           34,241
Accrued Republic of China taxes (Note 2) .....................          494,401
Other payables ...............................................          172,795
        Total liabilities ....................................        3,455,708
                                                                  -------------
Net assets ...................................................    $ 274,735,817
                                                                  =============
Components of net assets (Note 2)
Par value of shares of beneficial interest ...................          326,990
Additional paid-in capital ...................................      321,274,303
Accumulated net investment loss ..............................       (7,854,652)
Undistributed realized gain on investments ...................        7,753,550
Unrealized appreciation on investments .......................        1,982,970
Cumulative translation adjustment ............................      (48,747,344)
                                                                  -------------
Net assets ...................................................    $ 274,735,817
                                                                  =============
Net asset value per share (32,698,976 shares
  issued and outstanding) ...................................             $8.40
                                                                  =============

See accompanying notes to financial statements and accountants' review report.

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF OPERATIONS
The R.O.C. Taiwan Fund / For the Six Months Ended June 30, 1998
(Expressed in US Dollars) (Unaudited)
--------------------------------------------------------------------------------

Investment income
   Dividends ..................................................     $   792,281
   Interest ...................................................       1,208,704
                                                                    -----------
                                                                      2,000,985

Republic of China taxes (Note 2) ..............................       1,203,399
                                                                    -----------
                                                                        797,586
                                                                    -----------
Expenses
  Management fee (Note 4) .....................................       2,014,496
  Custodian fees (Note 5) .....................................         232,814
  Professional fees ...........................................         162,670
  Administrative fee ..........................................          48,000
  Insurance expenses ..........................................          40,805
  Trustee fees ................................................          54,250
  Other expenses ..............................................          80,430
                                                                    -----------
                                                                      2,633,465
                                                                    -----------
Net investment loss ...........................................      (1,835,879)
                                                                    -----------

Net realized and unrealized gain (loss) on investments and foreign currency (Notes 2 & 6)

   Net realized gain (loss) on:
     investments (excluding short-term investments) ...........      10,333,742
     foreign currency transactions ............................        (268,556)
   Net  decrease in  unrealized  appreciation  on
     investments  (excluding short-term investments) ..........     (27,645,067)
   Net increase in unrealized  depreciation  on
     translation of assets and liabilities in foreign
     currencies ...............................................     (19,192,350)
                                                                   ------------
   Net realized and unrealized loss on investments
     and foreign currency .....................................     (36,772,231)
                                                                   ------------
Net decrease in net assets resulting from operations ..........    $(38,608,110)
                                                                   ============

See accompanying notes to financial statements and accountants' review report.

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
The R.O.C. Taiwan Fund / For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
(Expressed in US Dollars)
--------------------------------------------------------------------------------

                                                          Six Months Ended    Year Ended
                                                            June 30, 1998     December 31,
                                                             (Unaudited)         1997
                                                          ----------------    ------------
Net decrease in net assets resulting from operations
  Net investment loss ..................................   $  (1,835,879)   $  (5,303,994)
  Net realized gains on investments
    and foreign currency transactions ..................      10,065,186      129,107,327
  Net decrease in unrealized appreciation on investments     (27,645,067)     (19,295,468)
  Net increase/decrease in unrealized
    depreciation/appreciation on translation of assets
    and liabilities in foreign currencies ..............     (19,192,350)     (62,331,321)
                                                           -------------    -------------
  Net (decrease) increase in net assets resulting from
    operations .........................................     (38,608,110)      42,176,544
                                                           -------------    -------------
Share transactions
  Cost of repurchasing shares (Note 7) .................            --        (13,340,943)
                                                           -------------    -------------
Distributions to Shareholders from (Note 2)

  Net Investment Income ................................            --        (12,708,377)
  Net realized gain on investments .....................            --        (97,526,443)
                                                           -------------    -------------
  Total distributions ..................................            --       (110,234,820)
                                                           -------------    -------------
Decrease in net assets .................................     (38,608,110)     (81,399,219
Net assets, beginning of period ........................     313,343,927      394,743,146
                                                           -------------    -------------
Net assets, end of period ..............................   $ 274,735,817    $ 313,343,927
                                                           =============    =============

See accompanying notes to financial statements and accountants' review report.

--------------------------------------------------------------------------------
CONSOLIDATED FINANCIAL HIGHLIGHTS
The R.O.C. Taiwan Fund (Expressed in U.S. Dollars)
--------------------------------------------------------------------------------

                                               Six Months
                                                 Ended                  Years Ended December 31,
                                             June 30, 1998 --------------------------------------------------
                                              (Unaudited)   1997       1996       1995       1994       1993
                                              -----------   ----       ----       ----       ----       ----
Per share operating performance:
  Net asset value, beginning of period ......    $9.58     $11.67      $9.30     $13.12     $10.62      $8.51
  Net investment income (loss) ..............    (0.06)     (0.16)     (0.12)     (0.15)     (0.09)      0.16
  Net realized and unrealized gain (loss) on
     investments ............................    (0.53)      3.20       2.57      (3.35)      2.66       2.35
  Net realized and unrealized loss
    on foreign currencies ...................    (0.59)     (1.88)     (0.08)     (0.35)     (0.07)     (0.25)
                                                 -----     ------      -----     ------     ------      -----
           Total from investment operations .    (1.18)      1.16       2.37      (3.85)      2.50       2.26

Net effect of share transactions ............       --       0.09        --        0.03         --         --
Distributions to Shareholders from:
  Net investment income .....................       --      (0.39)       --          --         --      (0.15)
  Net realized gain on investments ..........       --      (2.95)       --          --         --         --
                                                 -----     ------      -----     ------     ------      -----
           Total distributions* .............       --      (3.34)       --          --         --      (0.15)
                                                 -----     ------      -----     ------     ------      -----
Net asset value, end of period ..............     8.40       9.58      11.67       9.30      13.12      10.62
                                                 =====     ======      =====     ======     ======      =====
Per share market price, end of period .......     6.06       8.13      10.13      10.50      11.88      13.75
Total investment return (%)**:
  Based on the Trust's market price .........   (25.38)     10.55      (3.52)    (11.62)    (13.60)     59.42
  Based on the Trust's net asset value ......   (12.32)      9.41      25.48     (29.12)     23.54      26.73

Ratios and supplemental data:
  Net Assets, end of period (in thousands) ..  274,736    313,344    394,743    314,532    365,661    295,997
  Ratio of expenses to average net assets (%)     1.68+      1.51       1.75       1.98       1.99       2.18
  Ratio of net investment income (loss) to
     average net assets (%) .................    (1.17)+    (1.13)     (1.14)     (1.38)     (0.84)      1.79
  Portfolio turnover ratio (%)** ............       65        106        148         81         97        151
  Average commission rate*** ................    0.002      0.002      0.002        --         --         --

*    See Note 2 for information concerning the Trust's distribution policy.
** Investment return and portfolio turnover ratio are calculated for the six months ended June 30, 1998 (not annualized) and for each of the five years ended December 31, 1997.
*** For fiscal years beginning on or after September 1, 1995, a fund which invests greater than 10% of the value of average net assets in equity securities is required to disclose its average commission rate per share for trades on which commissions are charged.
+    Annualized.

See accompanying notes to financial statements and accountants' review report.

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The R.O.C. Taiwan Fund / June 30, 1998 (Expressed in US Dollars)
--------------------------------------------------------------------------------

Note 1 -- Organization and the Acquisition of The Taiwan (R.O.C.) Fund
--------------------------------------------------------------------------------

The R.O.C. Taiwan Fund (the "Trust") is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act").

The Trust was formed in connection with the reorganization (the "Reorganization") of The Taiwan (R.O.C.) Fund (the "Fund"). The Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting the Fund. For financial reporting purposes, the acquisition has been accounted for as a purchase transaction. However, for U.S. federal income tax purposes, the acquisition was treated as a reorganization in which, pursuant to special rules and regulations of the Internal Revenue Service, the Trust was deemed to have acquired the individual assets and assumed the individual liabilities of the Fund at their fair values as of the Reorganization date.

Note 2 -- Summary of Significant Accounting Policies
--------------------------------------------------------------------------------

A -- Principles of consolidation -- The consolidated financial statements include the accounts of the Trust and the Fund. All significant intercompany transactions and balances have been eliminated in consolidation.

B -- Valuation of investments -- Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Such securities are valued at the closing market price, or, if not quoted at the end of the period, generally at the last quoted closing market price. Short-term investments are valued using the amortized cost method which approximates market value. Under this method, securities are valued at cost and the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity.

C -- Security transactions and investment income -- Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis as it is earned.

D -- Realized gains and losses -- Realized gains and losses on security transactions are determined using the average cost method for the cost of investments.

E -- Foreign currency translation--Substantially all of the Trust's income is earned, and its expenses are largely paid, in New Taiwan Dollars ("NT$"). The cost and market value of securities, currency holdings and other assets and liabilities which are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At June 30, 1998, this rate was approximately NT$34.551 to $1.00. Investment income and expenses are translated at an average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F -- Distributions to shareholders -- It is the Trust's policy to distribute all ordinary income and net capital gains, calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on generally accepted accounting principles. Permanent book and tax differences primarily relate to the treatment of capital gains on the disposition of passive foreign investment company ("PFIC") shares as ordinary income for U.S. federal income tax purposes. Temporary book and tax differences are primarily due to differing treatments for net capital losses, wash sale deferrals, and the current marking-to-market of PFIC shares held by the Trust.

G -- Taxes -- The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

The Republic of China ("R.O.C.") levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on the par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, and 0.1% of the market value of bonds and beneficial certificates sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax paid of approximately $704,624 for the six months ended June 30, 1998.

H -- Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

Note 3 -- Investment Considerations
--------------------------------------------------------------------------------

Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust's investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 --  Investment  Management
--------------------------------------------------------------------------------

Pursuant to an investment contract (the "Investment Contract"), IIT (the "Manager"), an R.O.C. corporation, is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust's affairs. The Trust pays the Manager a fee in NT$, which is accrued daily and paid monthly in arrears, at the annual rate of 1.40% of the net asset value ("NAV") with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 1.20% of such NAV in excess of NT$6 billion up to NT$9 billion, 1.00% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.80% of such NAV in excess of NT$12 billion.

Note 5 -- Custodians
--------------------------------------------------------------------------------

Pursuant to the Investment Contract, the Central Trust of China ("CTC") serves as custodian of the assets of the Trust held in the R.O.C. CTC owns approximately 8% of the outstanding capital stock of IIT. The Trust pays the custodian a monthly fee in NT$ at the annual rate of 0.16% of the NAV with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 0.14% of such NAV in excess of NT$6 billion up to NT$9 billion, 0.12% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.10% of such NAV in excess of NT$12 billion, subject to a minimum annual fee of NT$2.4 million (approximately $69,000).

Note 6 -- Investments in Securities
--------------------------------------------------------------------------------

Purchases and proceeds from sales, excluding bonds and short-term investments, for the six months ended June 30, 1998, included approximately $184,000,000 for stock purchases and approximately $234,000,000 for stock sales, respectively. At June 30, 1998, the cost of investments, excluding short-term investments and bonds, for U.S. federal income tax purposes was approximately $233,000,000.

At June 30, 1998, for U.S. federal income tax purposes, the aggregate gross unrealized appreciation on these investments was approximately $22,000,000 and the aggregate gross unrealized depreciation on these investments was approximately $18,000,000 or a net unrealized appreciation of approximately $4,000,000.

Note 7 -- Shares of Beneficial Interest
--------------------------------------------------------------------------------

The Trust's "Declaration of Trust" permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present.

During the year ended December 31, 1997, the Trust repurchased 1,116,400 of its own shares at a net cost of $13,340,943 out of a maximum potential expenditure of $25 million approved by the Board of Trustees. The weighted average discount per share between the repurchase cost and the net asset value applicable to such shares at the date of repurchase was 17.80%. At June 30, 1998, 32,698,976 shares were outstanding.

--------------------------------------------------------------------------------
The Fund and its predecessor, The Taiwan (R.O.C.) Fund, have been certified as distributing funds by the Board of Inland Revenue of the United Kingdom for the period from their inception to December 31, 1997. The Fund intends to apply for such status for succeeding accounting periods.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Daniel  Chiang has been the
portfolio manager and a trustee of the Fund, as well as its President and Chief Executive Officer, since April 1994. He is also the President of International Investment Trust Co. (IIT), the Fund's investment manager. Mr. Chiang has 14 years experience in the financial industry and for the past 11 years has worked at IIT, where he previously served as Vice President in charge of the dealing department.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1998 ANNUAL MEETING OF  STOCKHOLDERS
--------------------------------------------------------------------------------

On June 4, 1998, the Fund held an annual meeting to:

1.   Elect four trustees,

2. Ratify the appointment of KPMG Peat Marwick as the Fund's independent accountants for 1998, and

3. Consider whether to convert the Fund from a closed-end investment company into an open-end investment company. The Fund's Declaration of Trust required a shareholder vote on this question, because the Fund's shares had traded at an average discount of more than 10% to its net asset value over a 12-week-period during the 12 months preceding the annual meeting.

Proxies representing 12,866,182, or 39.35% of the 32,698,976 eligible shares outstanding, were voted. The results are shown below. The trustees of the Fund recommended that stockholders vote against the conversion issues. The affirmative vote of a majority of the shares outstanding was required in order to pass the proposal. Of the 32,698,976 shares outstanding, less than 8% were voted for conversion. Management of the Fund expressed its appreciation for the support of stockholders on this matter..

--------------------------------------------------------------------------------
                                  For           Withheld
--------------------------------------------------------------------------------
Nominees to the Board of Trustees
Theodore S.S. Cheng            12,164,473        701,709
David N. Laux                  12,162,276        703,906
Alfred P. Miossi               12,160,283        705,899
Robert P. Parker               12,167,323        698,859

Messrs. Pedro-Pablo Kuczynski, Li-Yin Kung, Gregory Kuo-Hua Wang and Daniel K.L. Chiang, whose terms did not expire in 1998, are the remaining trustees.

--------------------------------------------------------------------------------
                                   For           Against           Abstain
--------------------------------------------------------------------------------
KPMG Peat Marwick as independent
accountants for 1998           12,539,056        282,527            44,599

--------------------------------------------------------------------------------
                                   For           Against           Abstain
--------------------------------------------------------------------------------
Conversion of the Fund from
a closed-end to an open-end
investment company              2,472,433      4,893,590            56,199

Proxies covering 5,443,960 shares, or 42.31% of the shares represented at the meeting, were not voted on this proposal.
--------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS' REVIEW REPORT

The Trustees and Shareholders of
The R.O.C. Taiwan Fund:

We have reviewed the accompanying consolidated statement of assets and liabilities of The R.O.C. Taiwan Fund, a Massachusetts business trust (the "Trust"), including the consolidated schedule of investments, as of June 30, 1998, and the related consolidated statement of operations, changes in net assets and financial highlights for the six months then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review consists principally of making inquiries of persons responsible for financial and accounting matters and applying analytical procedures to financial data. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above in order for them to be in conformity with generally accepted accounting principles.

We have previously audited the consolidated statement of changes in net assets for the year ended December 31, 1997 and the consolidated financial highlights of The R.O.C. Taiwan Fund for each of the years in the five-year period ended December 31, 1997 and expressed an unqualified opinion on the consolidated statement of changes in net assets and financial highlights in our report dated January 9, 1998, but have not performed any auditing procedures since that date.

KPMG Peat Warick

Taipei, Taiwan
July 22, 1998

THE R.O.C. TAIWAN FUND

Manager:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  (886) 2-2713-7702
Fax:  886-2-2717-3077

Officers and Trustees:
Theodore S. S. Cheng, Chairman and Trustee
Daniel Chiang, President and Chief Executive
   Officer, Trustee, and Fund Manager
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
   Member
Alfred F. Miossi, Trustee and Audit Committee
   Member
Li-Yin Kung, Trustee and Audit Committee
   Member
Robert P. Parker, Trustee and Audit Committee
   Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
   Treasurer, and Secretary

Custodian:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

Transfer Agent, Paying and Plan Agent:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.
Telephone: 800-426-5523

U.S. Administrator:
Dewe Rogerson Inc
1440 Broadway, 16th Floor
New York, NY 10018
U.S.A.
Telephone:  (212) 688-6840

U.S. Legal Counsel
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone:  (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.